Exhibit 4.1

RESPIRERX PHARMACEUTICALS INC.

SUBSCRIPTION AGREEMENT

NOTICE TO INVESTORS

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK FOR AN INDEFINITE PERIOD OF TIME AND WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES OR BLUE SKY LAWS. ALTHOUGH AN OFFERING STATEMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), THAT OFFERING STATEMENT DOES NOT INCLUDE THE SAME INFORMATION THAT WOULD BE INCLUDED IN A REGISTRATION STATEMENT UNDER THE SECURITIES ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THE SUBSCRIPTION AGREEMENT OR ANY OTHER MATERIALS OR INFORMATION MADE AVAILABLE TO PROSPECTIVE INVESTOR IN CONNECTION WITH THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE AGGREGATE PURCHASE PRICE TO BE PAID BY AN INVESTOR WHO IS NOT AN “ACCREDITED INVESTOR” (AS THAT TERM IS DEFINED IN SECTION 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT) IS LIMITED TO NO MORE THAN 10% OF THE GREATER OF THE INVESTOR’S ANNUAL INCOME OR NET WORTH IF A NATURAL PERSON AND REVENUE OR NET ASSETS FOR SUCH INVESTOR’S MOST RECENTLY COMPLETED FISCAL YEAR END IF A NON-NATURAL PERSON. WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV. THE COMPANY IS RELYING ON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY THE INVESTOR IN THIS SUBSCRIPTION AGREEMENT AND THE OTHER INFORMATION PROVIDED BY INVESTOR IN CONNECTION WITH THIS OFFERING TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION DOES NOT PASS UPON THE MERITS OF OR GIVE ITS APPROVAL TO ANY SECURITIES OFFERED OR THE TERMS OF THE OFFERING, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF ANY OFFERING CIRCULAR OR OTHER SOLICITATION MATERIALS. THESE SECURITIES ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE COMMISSION; HOWEVER, THE COMMISSION HAS NOT MADE AN INDEPENDENT DETERMINATION THAT THE SECURITIES OFFERED ARE EXEMPT FROM REGISTRATION.

PROSPECTIVE INVESTORS MAY NOT TREAT THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT, THE OFFERING STATEMENT (AS DEFINED BELOW) OR ANY OF THE OTHER MATERIALS PROVIDED BY THE COMPANY (COLLECTIVELY, THE “OFFERING MATERIALS”), OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS (INCLUDING “TESTING THE WATERS” MATERIALS) AS INVESTMENT, LEGAL OR TAX ADVICE. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. EACH PROSPECTIVE INVESTOR SHOULD CONSULT INVESTOR’S OWN COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO INVESTMENT, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING INVESTOR’S PROPOSED INVESTMENT.

THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ASSUMES,” “COULD,” “ONGOING,” “POTENTIAL,” “PREDICTS,” “PROJECTS,” “SHOULD,” “WILL,” “WOULD,” “ANTICIPATES,” “BELIEVES,” “INTENDS,” “ESTIMATES,” “EXPECTS,” “PLANS,” “CONTEMPLATES,” “TARGETS,” “CONTINUES,” “BUDGETS,” “MAY,” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE COMPANY MAY NOT BE OFFERING THE SECURITIES IN EVERY STATE. THE OFFERING MATERIALS DO NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH THE SECURITIES ARE NOT BEING OFFERED OR IN ANY STATE OR JURISDICTION IN WHICH AN OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO.

THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION AND FOR ANY REASON WHATSOEVER TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING AND/OR ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SECURITIES OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE AMOUNT OF SECURITIES SUCH INVESTOR DESIRES TO PURCHASE. EXCEPT AS OTHERWISE INDICATED, THE OFFERING MATERIALS SPEAK AS OF THEIR DATE. NEITHER THE DELIVERY NOR THE PURCHASE OF THE SECURITIES SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THAT DATE.

SUBSCRIPTION AGREEMENT

Name of Subscriber:

RespireRx Pharmaceuticals Inc.

126 Valley Road, Suite C

Glen Rock, New Jersey 07452

Ladies and Gentlemen:

1.	Subscription.

(a) Subscription. The undersigned (“Subscriber”) hereby irrevocably subscribes for and agrees to purchase common stock, par value $0.001 per share (the “Shares”), of RespireRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), at a purchase price of $[●] per Share (the “Per Share Price”), upon the terms and conditions set forth herein. Subscriber understands that the Shares are being offered (the “Offering”) pursuant to an offering circular dated [●] , 2021 (the “Offering Circular”) and its exhibits filed with the SEC as part of an Offering Statement on Form 1-A qualified by the Securities and Exchange Commission (the “SEC”) on [●], 2021, as the same may be amended and supplemented from time to time (the “Offering Statement”). By executing the signature page to this Subscription Agreement (the “Signature Page”) and delivering it to the Company, Subscriber acknowledges that Subscriber has received this Subscription Agreement, copies of the Offering Circular and Offering Statement, including exhibits thereto, and any other information required by the Subscriber to make an investment decision.

(b) Acceptance or Rejection. The Subscriber’s subscription may be accepted or rejected by the Company at its sole discretion. If the Company accepts the subscription from the Subscriber, it will effect its acceptance by countersigning the Signature Page executed by the Subscriber and delivering it to the Subscriber, which acceptance will occur upon Subscriber’s receipt of the fully executed Signature Page. If the Subscriber does not receive the fully executed Signature Page within five business days of Subscriber’s dispatch of Signature Page bearing Subscriber’s signature, the subscription will be deemed rejected by the Company. The aggregate number of Shares sold for the Company shall not exceed 250,000,000 Shares (the “Maximum Offering”). The Company may accept subscriptions until the termination date given in the Offering Circular, unless otherwise extended by the Company in its sole discretion in accordance with applicable SEC regulations for such other period required to sell the Maximum Offering (the “Termination Date”). The Company may elect at any time to close all or any portion of this Offering (each a “Closing”), on various dates at or prior to the Termination Date (each a “Closing Date”). In the event of rejection of this subscription, this Subscription Agreement shall have no force or effect.

(c) Payment Procedure. The consideration (the “Funds”) for the Shares shall be delivered to the Company, or paid in cash by the Subscriber to the Company by ACH electronic transfer or wire transfer to an account designated by the Company, or by any combination of such methods, within two business days of Subscriber’s receipt of the fully executed Signature Page indicating the Company’s acceptance of the subscription.

(d) Delivery of Shares. Within [two] business days of receiving the Funds, the Company shall deliver the Shares to Subscriber in physical form, direct registration book-entry form, or via DWAC or other means of direct deposit, to Subscriber’s brokerage account. Investor shall receive notice and evidence of the digital entry of the applicable number of Shares owned by Investor reflected on the books and records of the Company as verified by AST Financial (also known as American Stock Transfer & Trust Company, LLC) (the “Transfer Agent”), which books and records shall bear a notation that the Shares were sold in reliance upon Regulation A of the Securities Act. The Company may close on investments in the Offering on a “rolling basis,” pursuant to the terms of the Offering Statement. As a result, Investor may not receive Shares on the same date as other investors in the Offering. If the Company has not delivered the Shares to Subscriber in physical form, direct registration book-entry form, or via DWAC or other means of direct deposit to Subscriber’s brokerage account, within two business days of receiving the Funds, the Funds will be returned to the Subscriber without interest and with no deductions within five business days of the Company’s receipt of the Funds, and this Subscription Agreement will be deemed terminated.

(e) No Escrow. The proceeds of this offering will not be placed into an escrow account. As there is no minimum offering, upon the delivery of the Funds by Subscriber and the delivery of the Shares to the Subscriber, the Company may immediately deposit the proceeds into the bank account of the Company and may dispose of the proceeds in accordance with the Use of Proceeds as set forth in the Offering Circular.

2.	Representations and Warranties of the Company.

The Company represents and warrants to Subscriber that the following representations and warranties are true and complete in all material respects as of the date hereof, except as set forth in the Offering Statement. For purposes of this Subscription Agreement, an individual shall be deemed to have “knowledge” of a particular fact or other matter if such individual is actually aware of such fact. The Company will be deemed to have “knowledge” of a particular fact or other matter if one of the Company’s current officers is, or at any time was, actually aware of such fact or other matter.

(a) Due Incorporation, Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Issuance of the Shares. The issuance, sale and delivery of the Shares in accordance with this Subscription Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of this Subscription Agreement, will be duly and validly issued, fully paid and non-assessable.

(c) Authority; Enforceability. The acceptance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby and thereby (including the issuance, sale and delivery of the Shares) are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company. Upon the Company’s acceptance of this Subscription Agreement, this Subscription Agreement shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal and state securities laws.

3.	Representations and Warranties of Subscriber.

By subscribing to the Offering and executing and delivering this Subscription Agreement, Subscriber (and, if Subscriber is purchasing the Shares subscribed for hereby in a fiduciary capacity, the person or persons for whom Subscriber is so purchasing) represents and warrants, which representations and warranties are true and complete in all material respects as of the date hereof:

(a) Requisite Power and Authority. Subscriber has all necessary power and authority under all applicable provisions of law to subscribe to the Offering, to purchase the Shares, to execute and deliver this Subscription Agreement, and the other agreements required hereunder and thereunder and to carry out the provisions hereof and thereof. All action on Subscriber’s part required for the lawful execution and delivery of this Subscription Agreement, have been or will be effectively taken prior to the date hereof and thereof, respectively. If Subscriber does not revoke its subscription to the Offering, this Subscription Agreement will be a valid and binding obligation of Subscriber, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) as limited by general principles of equity that restrict the availability of equitable remedies.

(b) Company Information. Subscriber acknowledges the public availability of the Offering Statement and the SEC Reports incorporated therein by reference, which can be viewed on the SEC EDGAR Database under the CIK number 0000849636, and acknowledges that the Offering Statement sets forth the terms and conditions of the Offering and the risks associated therewith. Subscriber understands that the Company is subject to all the risks that apply to early-stage companies, whether or not those risks are explicitly set out in the Offering Statement. Subscriber has had such opportunity as it deems necessary (which opportunity may have presented through online chat or commentary functions) to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Subscriber has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment. Subscriber acknowledges that except as set forth, no representations or warranties have been made to Subscriber, or to Subscriber’s advisors or representatives, by the Company or others with respect to the business or prospects of the Company or its financial condition.

(c) Investment Representations. Subscriber understands that the Shares have not been registered under the Securities Act. Subscriber also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act pursuant to Regulation A and is based in part upon Subscriber’s representations and responses to one or more questionnaires attached to this Subscription Agreement as Exhibit A.

(d) Illiquidity and Continued Economic Risk. Subscriber acknowledges that the Common Stock is currently quoted on the OTCQB, but the Company has no obligation to list the Shares or its Common Stock, on any market or take any steps (including registration under the Securities Act or the Securities Exchange Act of 1934, as amended) with respect to facilitating trading or resale of the Shares. Subscriber must bear the economic risk of this investment indefinitely and Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber’s entire investment in the Shares. Subscriber also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Shares.

(e) Accredited Investor Status or Investment Limits. Subscriber represents and warrants that either:

(i) Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and the information set forth on the signature page hereto concerning Subscriber is true and correct; or

(ii) The purchase price, together with any other amounts previously used to purchase Shares in this offering, does not exceed 10% of the greater of Subscriber’s annual income or net worth (or in the case where Subscriber is a non-natural person, its revenue or net assets for such Subscriber’s most recently completed fiscal year end).

Subscriber represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice.

(f) Stockholder Information. Within five days after receipt of a request from the Company, Subscriber hereby agrees to provide such information with respect to its status as a stockholder (or potential stockholder) and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is or may become subject, including, without limitation, the need to determine the accredited or other relevant status of the Company’s stockholders.

(g) Valuation. Subscriber acknowledges that the price of the Shares to be sold in the Offering has been set by the Company on the basis of: (1) the Company’s internal valuation, (2) the discount to the trading price of our Common Stock on the OTCQB over the past six months, taking into account trading volume, price range, volume weighted average pricing and other factors, and (3) prices at which management believes it can sell such shares in a timely manner. The price is not based on book value, assets, earnings or any other recognizable standard of value. No warranties are being made as to value. Subscriber further acknowledges that future offerings of securities of the Company may be made at lower valuations, with the result that Subscriber’s investment will bear a lower valuation.

(h) Domicile. Subscriber maintains Subscriber’s domicile (and is not a transient or temporary resident) at the address provided with Subscriber’s subscription.

(i) Foreign Subscribers. If Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Subscriber’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Subscriber’s jurisdiction.

4. Survival of Representations and Indemnity. The representations, warranties and covenants made by Subscriber herein, shall survive the Closings of this Subscription Agreement. Subscriber agrees to indemnify and hold harmless the Company and its respective officers, directors and affiliates, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all reasonable attorneys’ fees, including attorneys’ fees on appeal) and expenses reasonably incurred in investigating, preparing or defending against any false representation or warranty or breach of failure by Subscriber to comply with any covenant or agreement made by Subscriber herein, or in any other document furnished by Subscriber to any of the foregoing in connection with this transaction.

5. Governing Law; Jurisdiction. This Subscription Agreement shall be governed and construed in accordance with the laws of the State of New York.

EACH OF SUBSCRIBER AND THE COMPANY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK AND NO OTHER PLACE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS SUBSCRIPTION AGREEMENT, MAY BE LITIGATED IN SUCH COURTS. INVESTOR AND THE COMPANY ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT NOT ARISING UNDER FEDERAL SECURITIES LAWS. INVESTOR AND THE COMPANY FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN THE MANNER AND IN THE ADDRESS PROVIDED HEREIN AND WITH INVESTOR’S DEPOSIT AND SUBSCRIPTION, IF SUBSCRIBED.

EACH OF SUBSCRIBER AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE AND INCLUDING CLAIMS UNDER THE FEDERAL SECURITIES LAWS) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT, OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF. EACH OF SUBSCRIBER AND THE COMPANY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. EACH OF SUBSCRIBER AND THE COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT. IN THE EVENT OF LITIGATION, THIS SUBSCRIPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. BY AGREEING TO THIS WAIVER, THE SUBSCRIBER IS NOT DEEMED TO WAIVE THE COMPANY’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

6.	Miscellaneous.

(a) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

(b) This Subscription Agreement is not transferable or assignable by Subscriber.

(c) The representations, warranties and agreements contained herein shall be deemed to be made by and be binding upon Subscriber and its heirs, executors, administrators and successors and shall inure to the benefit of the Company and its successors and assigns.

(d) None of the provisions of this Subscription Agreement may be waived, changed or terminated orally or otherwise, except as specifically set forth herein or therein or except by a writing signed by the Company and Subscriber.

(e) In the event any part of this Subscription Agreement is found to be void or unenforceable, the remaining provisions are intended to be separable and binding with the same effect as if the void or unenforceable part were never the subject of agreement.

(f) The invalidity, illegality or unenforceability of one or more of the provisions of this Subscription Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Subscription Agreement in such jurisdiction or the validity, legality or enforceability of this Subscription Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(g) This Subscription Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

(h) The terms and provisions of this Subscription Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

(i) The headings used in this Subscription Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(j) This Subscription Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(k) If any recapitalization or other transaction affecting the stock of the Company is effected, then any new, substituted or additional securities or other property which is distributed with respect to the Shares shall be immediately subject to this Subscription Agreement to the same extent that the Shares, immediately prior thereto, shall have been covered by this Subscription Agreement.

(l) No failure or delay by any party in exercising any right, power or privilege under this Subscription Agreement shall operate as a waiver hereof nor shall any single or partial exercise hereof preclude any other or further exercise hereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(m) Subscriber and the Company each hereby agrees that all current and future notices, confirmations and other communications regarding this Subscription Agreement and future communications in general between the parties, may be made by email, sent to the email address of record as set forth in this Agreement or as otherwise from time to time changed or updated and disclosed to the other party, without necessity of confirmation of receipt, delivery or reading, and such form of electronic communication is sufficient for all matters regarding the relationship between the parties. If any such electronically sent communication fails to be received for any reason, including but not limited to such communications being diverted to the recipients spam filters by the recipients email service provider, or due to a recipient’s change of address, or due to technology issues by the recipients service provider, the parties agree that the burden of such failure to receive is on the recipient and not the sender, and that the sender is under no obligation to resend communications via any other means, including but not limited to postal service or overnight courier, and that such communications shall for all purposes, including legal and regulatory, be deemed to have been delivered and received. No physical, paper documents will be sent to you, and if you desire physical documents then you agree to be satisfied by directly and personally printing, at your own expense, the electronically sent communication(s) and maintaining such physical records in any manner or form that you desire.

[signature page follows]

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement as of the date written below.

INVESTMENT AMOUNT:	$___________________

NUMBER OF SHARES:	___________________

[INVESTOR NAME (IF ENTITY)]

By:
Name:
Title:

Date:	_________________________

Address:	_________________________
_________________________
_________________________

Phone:	_________________________

Email:	_________________________

SSN/EIN:	_________________________

Shares delivery instructions:

1.	Name of Financial Institution

DTC number: ___________

DWAC:	___________	___________
	Yes	No

Account number: _______________________

2.	Other form of delivery: describe: ___________________

3.	Please have my shares in Direct Registration Book-Entry Form at the transfer agent:

______________	______________
Yes	No

The foregoing subscription is hereby accepted.

RESPIRERX PHARMACEUTICALS INC.

By:
Name:	Jeff Eliot Margolis
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Date:

EXHIBIT A

INVESTOR QUALIFICATION QUESTIONNAIRES

[complete at least one questionnaire and any additional questionnaires as appropriate]

[see attached]

You Must Complete the Appropriate Questionnaire –

Partnership, Corporation, Trust, Retirement Plan, Individual

(in certain situations you may be required to fill out more than one questionnaire –

example: Retirement Plan IRA may also require an Individual Questionnaire)

Your Subscription Cannot Be Accepted Without a Completed Questionnaire

RespireRx Pharmaceuticals Inc.

RespireRx Pharmaceuticals Inc.

126 Valley Road, 2nd Floor
Glen Rock, NJ 07452

The information contained in this investor qualification questionnaire (this “Questionnaire”) is being furnished in order to enable RespireRx Pharmaceuticals Inc. (the “Company”) to determine whether it will accept the undersigned’s subscription to purchase shares of the Company’s common stock, par value $0.001 per share (“Shares”), in the Company’s offering (the “Offering”) of Shares pursuant to Tier 2 of Regulation A of the Securities Act of 1933, as amended (“Regulation A”).

The undersigned’s subscription to purchase is made by entering into a Subscription Agreement, of which this Questionnaire is a part, and which on October [●], 2021 the Company filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to an Offering Statement on Form 1-A (the “Offering Statement”). All capitalized terms referenced herein and not otherwise defined shall have the meanings ascribed to them in the Preliminary Offering Circular (the “Offering Circular”) filed as Part II of the Offering Statement.

The Company may not accept a subscription from the undersigned until the Offering is qualified by the SEC. Upon qualification, the Company may not accept a subscription from the undersigned unless the undersigned is an accredited investor or the subscription amount is no more than ten percent (10%) of the greater of the undersigned’s: (1) annual income or net worth if a natural person or (2) revenue or net assets for the undersigned’s most recently completed fiscal year end if a non-natural person. Subject to the foregoing, and at the Company’s and Placement Agent’s sole individual discretion, the Company or the Placement may reject or accept the undersigned’s subscription in whole or in part.

The Company will rely upon the accuracy and completeness of the information provided in this Questionnaire in establishing that the issuance of Shares to the undersigned is in compliance with Regulation A. ACCORDINGLY, THE INVESTOR IS OBLIGATED TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE QUESTIONS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares meet the requirements of Regulation A or applicable state securities or “blue sky” laws. Further, the undersigned understands that the Offering Statement has been filed with the SEC and is required to be reported to the SEC and to various state securities or “blue sky” regulators. In addition, this Questionnaire may be provided to certain governmental or other authorities, including regulatory and self-regulatory organizations pursuant to subpoena, oral questions, interrogatories, request for information, or similar process under various Federal, State or local laws, rules and regulations and otherwise, including, but not limited to the USA Patriot Act (H.R. 3162).

The undersigned understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of Shares. The undersigned also understands that the undersigned may be required to furnish additional information.

PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS INVESTOR QUESTIONNAIRE. Unless instructed otherwise, the undersigned should answer each question on the appropriate Questionnaire or Questionnaires. If the answer to a particular question is “None” or “Not Applicable,” please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant or broker or may contact Jeff E. Margolis, Senior Vice President, Chief Financial Officer, Secretary and Treasurer, at jmargolis@respirerx.com.

TABLE OF CONTENTS

[To be inserted]

PARTNERSHIP QUESTIONNAIRE

(May be Used by Limited Liability Companies Taxed as Partnerships)

IF AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS PARTNERSHIP QUESTIONNAIRE EXCEPT FOR SECTION IB. IF NOT AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS PARTNERSHIP QUESTIONNAIRE EXCEPT FOR SECTION IA.

IA.	FOR ACCREDITED INVESTORS, CHECK THE BOXES BELOW, IF TRUE. If you check statement 1 only, that is sufficient for this Section IA. If you check statement 2 only, (A) you must provide a letter signed by a general partner of the partnership listing the name of each partner (whether a general or limited partner) and the reason (under statement 1) each partner qualifies as an accredited investor, or (B) each partner must provide a completed individual investor questionnaire (provided separately with this Questionnaire packet).

	[ ]	1.	The undersigned PARTNERSHIP/LLC: (a) was not formed for the specific purpose of acquiring the Shares and (b) has total assets in excess of $5,000,000.

	[ ]	2.	Each of the partners/members of the undersigned PARTNERSHIP/LLC is able to certify that such partner/member meets at least one of the following conditions:

			(a)	The partner/member is a natural person whose individual net worth or joint net worth* with his or her spouse exceeds $1,000,000 exclusive of my/our primary residence.

			(b)	The partner/member is a natural person whose individual income** was in excess of $200,000 in each of the past two years and who reasonably expects an individual income in excess of $200,000 in this current year.

			(c)	The partner/member is a natural person who, together with his or her spouse, has had a joint income** in excess of $300,000 in each of the past two years and who reasonably expects a joint income in excess of $300,000 in this current year.

(d)	The partner/member is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this Section 1, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

(e)	The partner/member is a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

(f)	The partner/member is a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Company.

IB. FOR NON-ACCREDITED INVESTORS, CHECK THE BOX BELOW, IF TRUE:

[ ]	1.	The investment amount listed on the Signature Page of this Questionnaire is no more than 10% of the greater of the investing Partnership’s/LLC’s revenue or net assets for such Partnership’s/LLC’s most recently completed fiscal year end.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Additional Representations set forth in Appendix I attached to this Questionnaire packet with respect to the undersigned are true and correct.

(b)	that the PARTNERSHIP’s/LLC’s purchase of the Shares will be solely for the PARTNERSHIP’s/LLC’s own account and not for the account of any other person;

(c)	that the PARTNERSHIP’s/LLC’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)	that one of the following is true and correct (check one):

[ ]	(i) the PARTNERSHIP/LLC is a partnership/LLC formed in or under the laws of the United States or any political subdivision thereof.

[ ]	(ii) the PARTNERSHIP/LLC is not a partnership/LLC formed in or under the laws of the United States or any political subdivision thereof.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

**	For purposes of this Questionnaire, the term “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE PARTNERSHIP/LLC)

Name:_________________________________________________________________________

Principal Place of Business:_________________________________________________________
(Number and Street)
__________________________________________________________________________
(City)	(State)	(Zip Code)

Address for Correspondence (if different):______________________________________________
(Number and Street)

____________________________________________________________________________
(City)	(State)	(Zip Code)

Telephone Number:_______________________________________________________________
	(Area Code)	(Number)

Facsimile Number:	_____________________________________________________
	(Area Code)	(Number)

Email Address: _____________________

State in which Formed:____________________________________________________________

Date of Formation: ________________________________________________________

Taxpayer Identification Number:_____________________________________________________

FINRA Affiliation or Association of the PARTNERSHIP, if any:___________________________

If none, check here [ ]

Number of Partners/Members:  ______________________________

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP/LLC

Name:_________________________________________________________________________

Position or Title:________________________________________________________________

[signature page follows]

PARTNERSHIP/LLC SIGNATURE PAGE

(May be Used by Limited Liability Companies Taxed as Partnerships)

RespireRx Pharmaceuticals Inc.

1. The undersigned PARTNERSHIP/LLC represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP/LLC will notify RespireRx Pharmaceuticals Inc., Attn: Jeff Eliot Margolis, Senior Vice President, Chief Financial Officer, Treasurer, Secretary, 126 Valley Road, 2nd Floor, Glen Rock, NJ 07452 immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP’s/LLC’s subscription and will promptly send to the Company written confirmation of such change.

2. The undersigned PARTNERSHIP/LLC hereby represents and warrants that the person signing this Questionnaire and the Subscription Agreement or such other related documents delivered herewith on behalf of the PARTNERSHIP/LLC is a general partner or managing member, as appropriate of the PARTNERSHIP/LLC, has been duly authorized by the PARTNERSHIP/LLC to sign any required documents on behalf of the PARTNERSHIP/LLC and, further, that the undersigned PARTNERSHIP/LLC has all requisite authority to purchase such Shares and be bound by such documents.

______________, 20__
Name of Partnership/LLC (Please Type or Print)	DATE

By:
(Signature)

Name (Please Type or Print)

Title (Please Type or Print)

CORPORATION QUESTIONNAIRE

(May be Used by Limited Liability Companies Taxed as Corporations)

RespireRx Pharmaceuticals Inc.

IF AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS CORPORATION QUESTIONNAIRE EXCEPT FOR SECTION IB. IF NOT AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS CORPORATION QUESTIONNAIRE EXCEPT FOR SECTION IA.

IA. FOR ACCREDITED INVESTORS, CHECK THE BOXES BELOW, IF TRUE. If you check statement 1 only, that is sufficient for this Section IA. If you check statement 2 only, (A) you must provide a letter signed by an officer of the corporation listing the name of each shareholder and the reason (under statement 1) each shareholder qualifies as an accredited investor, or (B) each shareholder must provide a completed individual investor questionnaire (provided separately with this Questionnaire packet).

[ ]	1. The undersigned CORPORATION/LLC: (a) was not formed for the specific purpose of acquiring any Common Stock and (b) has total assets in excess of $5,000,000.

[ ]	2. Each of the shareholders/members of the undersigned CORPORATION/LLC is able to certify that such shareholder meets at least one of the following two conditions:

(a)	The shareholder/member is a natural person whose individual net worth or joint net worth* with his or her spouse exceeds $1,000,000 exclusive of his/her/their primary residence; or

(b)	The shareholder/member is a natural person who had an individual income** in excess of $200,000 in each of the past two years and who reasonably expects an individual income in excess of $200,000 in this current year.

(c)	The shareholder/member is a natural person who, together with his or her spouse, has had a joint income** in excess of $300,000 in each of the past two years and who reasonably expects a joint income in excess of $300,000 during this current year.

(d)	The shareholder/member is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this Section 1, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

(e)	The shareholder/member is a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

(f)	The shareholder/member is a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Company.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

**	For purposes of this Questionnaire, the term “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

IB.	FOR NON- ACCREDITED INVESTORS, CHECK THE BOX BELOW, IF TRUE:

[ ]	1. The investment amount on the Signature Page is no more than 10% of the greater of the investing Corporations’s/LLC’s revenue or net assets for such Partnership’s/LLC’s most recently completed fiscal year end.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Additional Representations set forth in Appendix I attached to this Questionnaire packet with respect to the undersigned are true and correct.

(b)	that the CORPORATION’s/LLC’s purchase of the Shares will be solely for the CORPORATION’s/LLC’s own account and not for the account of any other person or entity;

(c)	that the CORPORATION’s/LLC’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)	that one of the following is true and correct (check one):

[ ]	(i)	the CORPORATION/LLC is a corporation/LLC organized in or under the laws of the United States or any political subdivision thereof.

[ ]	(ii)	the CORPORATION/LLC is a corporation/LLC which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGEMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

[ ]	(iii)	neither (i) nor (ii) above is true.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE CORPORATION/LLC)

Name:_________________________________________________________________________

Principal Place of Business:_________________________________________________________
(Number and Street)
__________________________________________________________________________
(City)	(State)	(Zip Code)

Address for Correspondence (if different):______________________________________________
(Number and Street)

____________________________________________________________________________
(City)	(State)	(Zip Code)

Telephone Number:_______________________________________________________________
	(Area Code)	(Number)

Facsimile Number:	_____________________________________________________
	(Area Code)	(Number)

Email Address: _____________________

State of Incorporation:____________________________________________________________

Date of Formation: ________________________________________________________

Taxpayer Identification Number:_____________________________________________________

FINRA Affiliation or Association of the Corporation, if any:___________________________

If none, check here [ ]

Number of Shareholders:  ______________________________

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION/LLC

Name:_________________________________________________________________________

Position or Title:________________________________________________________________

[signature page follows]

CORPORATION/LLC SIGNATURE PAGE

(May be Used by Limited Liability Companies Taxed as Corporations)

RespireRx Pharmaceuticals Inc.

1. The undersigned CORPORATION/LLC represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION/LLC will notify RespireRx Pharmaceuticals Inc., Attn: Jeff Eliot Margolis, Senior Vice President, Chief Financial Officer, Secretary, Treasurer, 126 Valley Road, 2nd Floor, Glen Rock, NJ 07452 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION’s/LLC’s subscription and will promptly send to the Company written confirmation of such change.

2. The undersigned CORPORATION/LLC hereby represents and warrants that the person signing this Questionnaire on behalf of the CORPORATION/LLC has been duly authorized by all requisite action on the part of the CORPORATION/LLC to sign this Questionnaire and any required documents on behalf of the CORPORATION/LLC and, further, that the undersigned CORPORATION/LLC has all requisite authority to purchase the Shares and be bound by such documents.

______________, 20__
Name of Corporation/LLC (Please Type or Print)	DATE

By:
(Signature)

Name (Please Type or Print)

Title (Please Type or Print)

TRUST QUESTIONNAIRE

(Retirement plans should complete a different questionnaire)

RespireRx Pharmaceuticals Inc.

IF AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS TRUST QUESTIONNAIRE EXCEPT FOR SECTION IB. IF NOT AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS TRUST QUESTIONNAIRE EXCEPT FOR SECTION IA.

IA. FOR ACCREDITED INVESTORS, CHECK THE BOXES BELOW, IF TRUE. If you check statement 1 only, that is sufficient for this Section IA. If you check statement 2 only, each grantor of the TRUST must provide a completed individual investor questionnaire (provided separately with this Questionnaire packet).

[ ]	1. Each of the following is true:

(a)	the TRUST has total assets in excess of $5,000,000; and

(b)	the TRUST was not formed for the specific purpose of acquiring the Shares; and

(c)	the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares.

[ ]	2.	The grantor of the TRUST may revoke the TRUST at any time; the grantor retains sole investment control over the assets of the trust and

(a)	The grantor is a natural person whose individual net worth or joint net worth* with his or her spouse exceeds $1,000,000 exclusive of his/her/their primary residence; or

(b)	The grantor is a natural person who had an individual income** in excess of $200,000 in each of the past two years and who reasonably expects an individual income in excess of $200,000 in this current year.

(c)	The grantor is a natural person who, together with his or her spouse, has had a joint income** in excess of $300,000 in each of the past two years and who reasonably expects a joint income in excess of $300,000 during this current year.

(d)	The grantor is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this Section 1, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

(e)	The grantor is a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

(f)	The grantor is a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Company.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

**	For purposes of this Questionnaire, the term “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

IB.	FOR NON-ACCREDITED INVESTORS, CHECK THE BOX BELOW, IF TRUE:

[ ]	1.	The investment amount on the first page is less than 10% of the greater of the investing Trust’s revenue or net assets for such trust’s most recently completed fiscal year end.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Additional Representations set forth in Appendix I attached to this Questionnaire packet with respect to the undersigned are true and correct.

(b)	that the TRUST’s purchase of the Shares will be solely for the TRUST’s own account and not for the account of any other person;

(c)	that the TRUST’s purchase of the Shares is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

(d)	that the TRUST has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

(e)	that the TRUST’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(f)	that one of the following is true and correct (check one):

[ ]	(i)	the TRUST is an estate or trust whose income from sources outside of the Common United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

[ ]	(ii)	the TRUST is an estate or trust whose income from sources outside the United States is not includable in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the Common United States.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE TRUST)

Name:_________________________________________________________________________

Address:_________________________________________________________
(Number and Street)
__________________________________________________________________________
(City)	(State)	(Zip Code)

Address for Correspondence (if different):______________________________________________
(Number and Street)

____________________________________________________________________________
(City)	(State)	(Zip Code)

Telephone Number:_______________________________________________________________
	(Area Code)	(Number)

Email address of Trustee: ___________________

State in which Formed:__________________________________________________________________

Date of Formation:_____________________________________________________________________

Taxpayer Identification Number:__________________________________________________________

(b) TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST

Name(s) of Trustee(s):__________________________________________________________________

FINRA Affiliation or Association of Trustee(s), if any:_________________________________________

If none, check here [  ]

IV. ADDITIONAL INFORMATION

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SHARES. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

[signature page follows]

TRUST SIGNATURE PAGE

RespireRx Pharmaceuticals Inc.

1. The undersigned TRUST represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify RespireRx Pharmaceuticals Inc., Attn: Jeff Eliot Margolis Senior Vice President, Chief Financial Officer, Treasurer and Secretary, 126 Valley Road, 2nd Floor, Glen Rock, NJ 07452, immediately if any material change in any of this information occurs before the acceptance of the undersigned TRUST’s subscription and will promptly send to the Company written confirmation of such change.

2. The undersigned TRUST hereby represents and warrants that the person signing this Questionnaire and the Subscription Agreement or such other related documents delivered herewith on behalf of the TRUST is a trustee of the TRUST, has been duly authorized by the TRUST to sign any required documents on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Shares and be bound by such documents.

______________, 20__
Name of Trust (Please Type or Print)	DATE

By:
(Signature of Trustee)

Name of Trustee (Please Type or Print)

Signature of Co-Trustee

Name of Co-Trustee (Please Type or Print)

RETIREMENT PLAN QUESTIONNAIRE

RespireRx Pharmaceuticals Inc.

IF AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS RETIREMENT PLAN QUESTIONNAIRE EXCEPT FOR SECTION IB. IF NOT AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS TRUST QUESTIONNAIRE EXCEPT FOR SECTION IA.

IA.	FOR ACCREDITED INVESTORS, CHECK THE BOXES BELOW, IF TRUE. If you checked statement 1 only, that is sufficient for this Section IA. If you checked item 2, (A) you must provide a letter signed by a person duly authorized by the Retirement Plan listing the names of the persons (or entities) making the investment decisions and the reason (under statement 2) such person (or entity) qualifies as an accredited investor, or (B) each person (or entity) must provide a completed individual investor questionnaire (provided separately with this Questionnaire packet).

[ ]	1.	The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) and:

		[ ]	(a)	the investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that is either a bank, insurance company, registered investment advisor or a savings and loan association; or

		[ ]	(b)	The undersigned RETIREMENT PLAN has total assets in excess of $5,000,000.

	[ ]	2.	The undersigned RETIREMENT PLAN is self-directed, with investment decisions made solely by persons each of whom satisfies at least one of the following conditions:

			(a)	The grantor is a natural person whose individual net worth or joint net worth* with his or her spouse exceeds $1,000,000 exclusive of his/her/their primary residence.

			(b)	The grantor is a natural person who had an individual income** in excess of $200,000 in each of the past two years and who reasonably expects an individual income in excess of $200,000 in this current year.

(c)	The grantor is a natural person who, together with his or her spouse, has had a joint income** in excess of $300,000 in each of the past two years and who reasonably expects a joint income in excess of $300,000 during this current year.

(d)	The grantor is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this Section 1, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

(e)	The grantor is a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

(f)	The grantor is a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Company.

*	For purposes of this Questionnaire, the term “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

**	For purposes of this Questionnaire, the term “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

IB.	FOR NON-ACCREDITED INVESTORS, CHECK THE BOX BELOW, IF TRUE:

[ ]	1.	The investment amount on the first page is less than 10% of the greater of the investing Retirement Plan’s revenue or net assets for such Retirement Plan’s most recently completed fiscal year end.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Additional Representations set forth in Appendix I attached to this Questionnaire packet with respect to the undersigned are true and correct.

(b)	that the RETIREMENT PLAN’s purchase of the Shares will be solely for the RETIREMENT PLAN’s own account and not for the account of any other person or entity.

(c)	that the RETIREMENT PLAN’s governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN.

(d)	that one of the following is true and correct (check one):

[ ]	(i)	the RETIREMENT PLAN is a retirement plan whose income from sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

[ ]	(ii)	the RETIREMENT PLAN is a retirement plan whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

III. GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE RETIREMENT PLAN)

Name:_________________________________________________________________________

Address:_________________________________________________________
(Number and Street)
__________________________________________________________________________
(City)	(State)	(Zip Code)

Address for Correspondence (if different):______________________________________________
(Number and Street)

____________________________________________________________________________
(City)	(State)	(Zip Code)

Telephone Number:_______________________________________________________________
	(Area Code)	(Number)

Facsimile Number:_______________________________________________________________
(Area Code)	(Number)

Email Address: ___________________

State in which Formed:__________________________________________________________________

Date of Formation:_____________________________________________________________________

Taxpayer Identification Number:__________________________________________________________

FINRA Affiliation or Association of the RETIREMENT PLAN, if any:_________________________________________

If none, check here [  ]

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN

Name: ___________________________________________________________

Position or Title: ___________________________________________________

IV. ADDITIONAL INFORMATION

THE RETIREMENT PLAN MUST ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE MEMBER INTEREST. INCLUDE, AS NECESSARY, DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN, AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE RETIREMENT PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

[signature page follows]

RETIREMENT PLAN SIGNATURE PAGE

RespireRx Pharmaceuticals Inc.

1. The undersigned RETIREMENT PLAN represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify RespireRx Pharmaceuticals Inc., Attn: Jeff Eliot Margolis, Senior Vice President, Chief Financial Officer, Treasurer, Secretary, 126 Valley Road, 2nd Floor, Glen Rock, NJ 07452 immediately if any change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN’s subscription and will promptly send to the Company written confirmation of such change.

2. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Questionnaire on behalf of the RETIREMENT PLAN has been duly authorized to sign this Questionnaire and the required documents on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Shares and enter and be bound by the documents.

______________, 20__
Name of Retirement Plan (Please Type or Print)		DATE

By:
(Signature)

Name (Please Type or Print)

Title (Please Type or Print)

INDIVIDUAL AND JOINT INVESTOR QUESTIONNAIRE

RespireRx Pharmaceuticals Inc.

IF AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS INDIVIDUAL AND JOINT INVESTOR QUESTIONNAIRE EXCEPT FOR SECTION IIB. IF NOT AN ACCREDITED INVESTOR, COMPLETE ALL SECTIONS OF THIS TRUST QUESTIONNAIRE EXCEPT FOR SECTION IIA.

IF YOU ARE PURCHASING THE SHARES JOINTLY WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5). IF YOU ARE PURCHASING THE SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE AND PROVIDE THEM TO THE COMPANY.

I.	PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF THE SHARES:

	[ ]	Individual

	[ ]	Joint Tenants (rights of survivorship)

	[ ]	Tenants in Common (no rights of survivorship)

IIA.	FOR ACCREDITED INVESTORS, CHECK THE BOXES BELOW, IF TRUE.

	[ ]	1.	I have an individual net worth or joint net worth* with my spouse in excess of $1,000,000, EXCLUSIVE OF MY/OUR PRIMARY RESIDENCE.

	[ ]	2.	I have had an individual income** in excess of $200,000 in each of the past two years and I reasonably expect an individual income in excess of $200,000 for this current year. NOTE: IF YOU ARE BUYING SEPARATELY FROM YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

	[ ]	3.	My spouse and I have had a joint income** in excess of $300,000 in each of the past two years and I reasonably expect a joint income in excess of $300,000 for this current year.

	[ ]	4.	I am a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this Section, “executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Issuer.)

*	For purposes of this Section 6, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

**	For purposes of this Section 6, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; and (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

[ ]	5.	I am a natural person who holds, in good standing, one of the following professional licenses: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

[ ]	6.	I am a natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, of the Issuer.

IIB.	FOR NON-ACCREDITED INVESTORS, CHECK THE BOX BELOW, IF TRUE:

[ ]	1.	The investment amount on the first page is less than 10% of the greater of my/our net worth* or annual income**.

III.	OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing the Shares with my spouse as co-owner, each of us certifies the following):

(a)	that the Additional Representations set forth in Appendix I attached to this Questionnaire packet with respect to the undersigned are true and correct.

(b)	that I am at least 21 years of age.

(c)	that my purchase of the Shares will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner).

(d)	that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

(e)	that one of the following is true and correct (check one):

First Owner

[ ]	(i)	I am a United States citizen or resident of the United States for United States federal income tax purposes.

[ ]	(ii)	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

Spouse, if Co-Owner

[ ]	(i)	I am a United States citizen or resident of the United States for United States federal income tax purposes.

[ ]	(ii)	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.	GENERAL INFORMATION

	(a)	PERSONAL INFORMATION

Purchaser

Name:_______________________________________________________________________

Social Security or Taxpayer Identification Number:___________________________________________________________

Passport: Issuing Country: _________ Number: __________________ Expiration: __________

Driver’s License: Issuing Country or State: _____ Number: __________ Expiration: _________

Residence Address: _______________________________________________________

(Number and Street)

______________________________________________________________________________

(City)	(State)	(Zip Code)

Residence Telephone Number: _________________________________________

(Area Code)	(Number)

Residence Facsimile Number: ____________________________________________

(Area Code)	(Number)

Occupation: ______________________________________________________

Name of Business: ___________________________________________________

Business Address: ________________________________________________________

(Number and Street)

_________________________________________________________________________

(City)	(State)	(Zip Code)

Business Telephone Number:_____________________________________________________________

(Area Code)	(Number)

Business Facsimile Number:______________________________________________________________

(Area Code)	(Number)

Preferred email address: _____________________

I prefer to have correspondence sent to: [  ] Residence [  ] Business

FINRA Affiliation or Association, if any:_________________________________________

If none, check here [  ]

Spouse, if Co-Owner

Name:____________ ___________________________________________________________

Social Security or Taxpayer Identification Number:_________________________________________________________

Passport: Issuing Country: _________ Number: ___________________ Expiration: __________

Driver’s License: Issuing Country or State: ____ Number: __________ Expiration: _________

Residence Address: ________________________________________________________

(Number and Street)

__________________________________________________________________________

(City)	(State)	(Zip Code)

Residence Telephone Number (if different from Purchaser’s):___________________________________

(Area Code)	(Number)

Occupation:_____________________________________________________________

Name of Business (if different from Purchaser’s):_____________________________________________

Business Address (if different from Purchaser’s):______________________________________________

(Number and Street)

____________________________________________________________________________

(City)	(State)	(Zip Code)

Business Telephone Number (if different from Purchaser’s):_____________________________________

(Area Code)	(Number)

Preferred email address: _________________________

I prefer to have correspondence sent to: [  ] Residence [  ] Business

FINRA Affiliation or Association, if any:____________________________________________________

If none, check here [  ]

INDIVIDUAL SIGNATURE PAGE

RespireRx Pharmaceuticals Inc.

The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) he/she/they will notify RespireRx Pharmaceuticals Inc., Attn: Jeff Eliot Margolis Senior Vice President, Chief Financial Officer, Treasurer and Secretary, 126 Valley Road, 2nd Floor, Glen Rock, NJ 07452, immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send to the Company confirmation of such change.

______________, 20__
Signature	DATE

Name (Please Type or Print)

______________, 20__
Signature Of Spouse If Co-Owner	DATE

Name of Spouse if Co-Owner (Please Type or Print)

IF YOU ARE PURCHASING THE SHARES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.

IF YOU ARE PURCHASING THE SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE AND PROVIDE IT TO THE COMPANY.

APPENDIX I

ADDITIONAL REPRESENTATIONS

The undersigned:

(i) has not been convicted, within ten years as of the date hereof and as of the Closing of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of any false filing with the Securities and Exchange Commission (“SEC”), or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years from the date hereof and as of the date of the Closing, that, at such time, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice in connection with the purchase or sale of any security, involving the making of any false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) is not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency; or the National Credit Union Administration that as of the date hereof and as of the date of Closing, bars the person from (A) association with an entity regulated by such commission, authority, agency, or officer, (B) engaging in the business of securities, insurance or banking, (C) engaging in savings association or credit union activities; or constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date hereof or as of the date of Closing;

(iv) is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act of 1940 that, as of the date hereof or as of the date of Closing suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser, places limitations on the activities, functions or operations of such person, or bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is not subject to any order of the SEC entered within five years before the date hereof or the Closing that, at such time, orders the person to cease and desist from committing or causing a violation or future violation of: any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934, Section 15(c)(1) of the Securities Exchange Act of 1934 and Section 206(1) of the Investment Advisers Act of 1940 or any other rule or regulation thereunder; or Section 5 of the Securities Act of 1933;

(vi) is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) has not filed (as a registrant or issuer), or was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within five years before the date hereof or the date of Closing, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, as of the date hereof or as of the date of Closing, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) is not subject to a United States Postal Service false representation order entered within five years before the date hereof or as of the date of Closing, or is not, as of the date hereof or as of the date of Closing, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties contained in this Section IV, and that the Company intends to rely upon them. The undersigned hereby agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Subscription Agreement or otherwise.